CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:                  P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

              (513) 870-2000

Investor Contact:  Heather J. Wietzel

(513) 870-2768

Media Contact:  Joan O. Shevchik

(513) 603-5323

Cincinnati Financial Corporation Increases Cash Dividend and Announces Board Actions

• Sets stage for 47th consecutive year of higher dividends with 6% increase in indicated annual dividend rate

• Confirms slate of nominees for election by shareholders on May 5

• Affirms codes of conduct and ethics and committee charters and updates governance guidelines

Cincinnati, February 5, 2007 -- Cincinnati Financial Corporation (Nasdaq: CINF) today announced that the board of directors voted at its regular meeting on February 2, 2007, to increase the regular quarterly cash dividend 6 percent to 35.5 cents per share, payable April 16, 2007, to shareholders of record on March 23, 2007. At the new level, the indicated annual dividend is $1.42 per share. Cash dividends declared in 2006 were $1.34 per share.

Chairman and Chief Executive Officer John J. Schiff, Jr., CPCU, commented, “Careful attention to property casualty underwriting and our total-return investment strategy has helped us maintain a strong financial position and achieve industry-leading results over the long-term. Today’s action signals the board’s continuing confidence in our long-term outlook.

Cincinnati Financial's common stock total return to shareholders over the five years ended December 31, 2006, was 49.4 percent compared with a 35.0 percent total return for the Standard & Poor's 500 Index.

The company also announced that the board confirmed the slate of nominees for election at the company's annual meeting of shareholders on May 5, 2007. Directors standing for re-election for three-year terms to expire in 2010 are: Dirk J. Debbink, Douglas S. Skidmore and newly appointed director Gregory T. Bier, CPA (retired). As previously announced, Michael Brown and John M. Shepherd, current directors, will not stand for re-election due to the company’s guidelines on director age. The board determined that 10 of the current 15 members meet the applicable criteria for independence.

The board also approved the code of ethics for senior financial officers, the code of conduct for all company associates and board committee charters, which are reviewed annually by the respective committees as stipulated in the governance guidelines. Further, the board formalized several current company practices with updates to the corporate governance guidelines on board membership criteria, director elections and stock ownership guidelines for directors and officers.

“Cincinnati Financial’s management and directors purposefully align business decisions with our mission, which includes fulfilling the company’s obligations to its independent agents, policyholders and shareholders as well as associates, suppliers and communities it serves. We work diligently to meet those obligations and to act with integrity,” said Schiff.

Cincinnati Financial plans to report fourth-quarter and year-end 2006 results on Wednesday, February 7. A conference call to discuss the results will be held at 11:00 a.m. EST on that day. Details regarding the Internet broadcast of the conference call are available on www.cinfin.com/investors, as are the code of ethics, code of conduct, board committee charters and corporate governance guidelines.

Cincinnati Financial Corporation offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information about the company, please visit www.cinfin.com.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2005 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 21. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inaccurate estimates or assumptions used for critical accounting estimates

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings,

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Concerns that doing business with the company is too difficult

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace or

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Regulations or laws that change industry or company practices for our agents

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Actions of insurance departments, state attorneys general or other regulatory agencies that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace or

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Restrict our ability to execute our business model, including the way we compensate agents

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third Bancorp (NASDAQ:FITB) shares, a significant equity holding

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Events that lead to a significant decline in the value of a particular security and impairment of the asset

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest-rate fluctuations that result in declining values of fixed-maturity investments

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Adverse outcomes from litigation or administrative proceedings

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

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Events, such as an avian flu epidemic, natural catastrophe or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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